Exhibit 99

BOAMS 2005-9 - Price/Yield - 1A4

Balance	$27,402,000.00	Delay	24	WAC(1)	5.77251	WAM(1)	356
Coupon	5.5	Dated	9/1/2005	NET(1)	5.51901	WALA(1)	0
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
100-16	5.471	5.382	5.215	5.105	4.981
100-17	5.468	5.375	5.203	5.088	4.960
100-18	5.464	5.369	5.190	5.072	4.939
100-19	5.461	5.362	5.178	5.056	4.919
100-20	5.458	5.356	5.165	5.039	4.898
100-21	5.454	5.349	5.153	5.023	4.877
100-22	5.451	5.343	5.140	5.006	4.856
100-23	5.448	5.336	5.128	4.990	4.835
100-24	5.444	5.330	5.115	4.974	4.815

WAL	14.957	5.990	2.773	2.055	1.594
Mod Durn	9.349	4.757	2.482	1.885	1.485
Mod Convexity	1.373	0.357	0.089	0.052	0.033
Principal Window	Oct05 - Oct30	Oct05 - Sep19	Oct05 - Oct10	Oct05 - Mar09	Oct05 - Apr08
Payment # Months	301	168	61	42	31

LIBOR_1MO	3.67	3.67	3.67	3.67	3.67
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 2005-9 - Price/Yield - 1A2

Balance	$30,000,000.00	Delay	0	Index	LIBOR_1MO | 3.67	WAC(1)	5.77251	WAM(1)	356
Coupon	4.37	Dated	9/25/2005	Mult / Margin	1.0 / 0.7	NET(1)	5.51901	WALA(1)	0
Settle	9/30/2005	First Payment	10/25/2005	Cap / Floor	9.5 / 0.7

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
99-28	4.418	4.421	4.475	4.504	4.541
99-29	4.416	4.418	4.459	4.481	4.508
99-30	4.414	4.415	4.443	4.457	4.475
99-31	4.412	4.413	4.426	4.434	4.443
100-00	4.410	4.410	4.410	4.410	4.410
100-01	4.408	4.407	4.394	4.386	4.377
100-02	4.406	4.405	4.377	4.363	4.345
100-03	4.404	4.402	4.361	4.339	4.312
100-04	4.402	4.399	4.345	4.316	4.279

WAL	26.292	17.269	2.043	1.394	0.999
Mod Durn	15.275	11.832	1.910	1.323	0.956
Mod Convexity	3.283	1.823	0.049	0.025	0.015
Principal Window	Oct05 - Jul33	Oct05 - Aug26	Oct05 - Jun08	Oct05 - Aug07	Oct05 - Feb07
Payment # Months	334	251	33	23	17

LIBOR_1MO	3.67	3.67	3.67	3.67	3.67
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 2005-9 - Price/Yield - 1A5

Balance	$144,691,000.00	Delay	24	WAC(1)	5.77251	WAM(1)	356
Coupon	5.5	Dated	9/1/2005	NET(1)	5.51901	WALA(1)	0
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
100-21	5.454	5.349	5.236	5.124	5.001
100-22	5.451	5.343	5.226	5.111	4.984
100-23	5.448	5.336	5.216	5.098	4.967
100-24	5.445	5.330	5.206	5.084	4.950
100-25	5.441	5.323	5.196	5.071	4.933
100-26	5.438	5.317	5.187	5.058	4.916
100-27	5.435	5.310	5.177	5.044	4.898
100-28	5.431	5.304	5.167	5.031	4.881
100-29	5.428	5.297	5.157	5.018	4.864

WAL	14.989	5.990	3.576	2.570	1.965
Mod Durn	9.370	4.761	3.117	2.322	1.813
Mod Convexity	1.379	0.358	0.141	0.076	0.047
Principal Window	Oct05 - Oct30	Oct05 - Sep19	Oct05 - Sep12	Oct05 - Jan10	Oct05 - Oct08
Payment # Months	301	168	84	52	37

LIBOR_1MO	3.67	3.67	3.67	3.67	3.67
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 2005-9 - Price/Yield - 1A10

Balance	$10,000,000.00	Delay	24	WAC(1)	5.77251	WAM(1)	356
Coupon	5.125	Dated	9/1/2005	NET(1)	5.51901	WALA(1)	0
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
95-19 4/8	5.464	5.485	5.732	6.172	6.574
95-20 4/8	5.462	5.483	5.728	6.164	6.563
95-21 4/8	5.459	5.481	5.723	6.156	6.552
95-22 4/8	5.457	5.478	5.719	6.148	6.541
95-23 4/8	5.455	5.476	5.715	6.141	6.530
95-24 4/8	5.453	5.473	5.710	6.133	6.519
95-25 4/8	5.450	5.471	5.706	6.125	6.508
95-26 4/8	5.448	5.468	5.702	6.117	6.497
95-27 4/8	5.446	5.466	5.697	6.109	6.486

WAL	28.762	24.687	10.000	4.837	3.316
Mod Durn	14.412	13.406	7.436	4.147	2.951
Mod Convexity	3.125	2.611	0.722	0.207	0.106
Principal Window	Jul33 - Jul35	Aug26 - Dec34	Nov12 - Nov24	Feb10 - Feb11	Oct08 - Apr09
Payment # Months	358	351	230	65	43

LIBOR_1MO	3.67	3.67	3.67	3.67	3.67
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 2005-9 - Price/Yield - 2A1

Balance	$35,943,000.00	Delay	24	WAC(2)	5.07628	WAM(2)	179
Coupon	4.75	Dated	9/1/2005	NET(2)	4.82278	WALA(2)	1
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
98-14 6/8	4.987	5.032	5.129	5.230	5.375
98-15 6/8	4.982	5.026	5.120	5.219	5.361
98-16 6/8	4.977	5.019	5.112	5.207	5.346
98-17 6/8	4.972	5.013	5.103	5.196	5.331
98-18 6/8	4.967	5.007	5.095	5.185	5.316
98-19 6/8	4.962	5.001	5.086	5.174	5.301
98-20 6/8	4.958	4.995	5.078	5.163	5.286
98-21 6/8	4.953	4.989	5.069	5.152	5.271
98-22 6/8	4.948	4.983	5.061	5.141	5.256

WAL	8.417	6.596	4.411	3.255	2.348
Mod Durn	6.465	5.230	3.691	2.833	2.119
Mod Convexity	0.622	0.436	0.230	0.135	0.073
Principal Window	Oct05 - Aug20	Oct05 - Aug20	Oct05 - Aug20	Oct05 - Aug20	Oct05 - Aug20
Payment # Months	179	179	179	179	179

LIBOR_1MO	3.67	3.67	3.67	3.67	3.67
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 2005-9 - Price/Yield - 3A1

Balance	$30,000,000.00	Delay	24	WAC(3)	5.25	WAM(3)	178
Coupon	5	Dated	9/1/2005	NET(3)	4.9965	WALA(3)	1
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
98-07	5.281	5.334	5.450	5.569	5.742
98-08	5.276	5.328	5.441	5.558	5.727
98-09	5.271	5.322	5.432	5.546	5.712
98-10	5.266	5.315	5.423	5.535	5.697
98-11	5.261	5.309	5.415	5.524	5.682
98-12	5.256	5.303	5.406	5.512	5.666
98-13	5.251	5.297	5.398	5.501	5.651
98-14	5.246	5.291	5.389	5.490	5.636
98-15	5.241	5.285	5.380	5.479	5.621

WAL	8.395	6.587	4.411	3.256	2.349
Mod Durn	6.365	5.160	3.654	2.810	2.106
Mod Convexity	0.606	0.426	0.226	0.133	0.072
Principal Window	Oct05 - Jul20	Oct05 - Jul20	Oct05 - Jul20	Oct05 - Jul20	Oct05 - Jul20
Payment # Months	178	178	178	178	178

LIBOR_1MO	3.67	3.67	3.67	3.67	3.67
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Yield Curve	Mat 2YR 3YR 5YR 10YR
	Yld 3.637 3.675 3.762 3.971

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.